SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 24, 2001
(Date of earliest event reported)

Commission File No.:  333-48720





                    Wells Fargo Asset Securities Corporation
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        Delaware                                       52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.


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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
       (99)                                      Collateral Term Sheets
                                                 prepared by Wells Fargo
                                                 Asset Securities Corporation
                                                 in connection with Wells
                                                 Fargo Asset Securities
                                                 Corporation, Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2001-18


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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION


August 24, 2001

                                    By:   /s/ Alan S. McKenney
                                          ---------------------------------
                                          Alan S. McKenney
                                          Vice President


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


                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------                       -----------                     --------------
   (99)                           Collateral Term Sheets            E
                                  prepared by Wells
                                  Fargo Asset Securities
                                  Corporation in connection
                                  with Wells Fargo Asset
                                  Securities Corporation,
                                  Mortgage Pass-Through
                                  Certificates, Series 2001-18




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


Exhibit No. 99


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